                      TERM SHEET DATED NOVEMBER 13, 1998
                    GroupTERM SHEET DATED NOVEMBER 13, 1998
                       GREEN TREE FINANCIAL CORPORATION
    CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS, SERIES 1998-E
                         $1,293,500,000 (APPROXIMATE)
                              Subject to Revision



SELLER/SERVICER:    Green Tree Financial Corporation ("Green Tree")
TRUSTEE:            U.S. Bank Trust National Association
UNDERWRITERS:       Credit Suisse First Boston (Lead Manager), Chase Securities
                    Inc., First Union Capital Markets, Lehman Brothers and
                    Merrill Lynch (all Co-Managers)


OFFERED CERTIFICATES:

                                                                        Ratings           WAL at 100%      Expected
                            Amount             Tranche Type         (Moody's/Fitch)     Prepay. Model(1)   Maturity
                    ---------------------  -------------------  ---------------------  -----------------  ----------
To Call*:
HE:  A-1A NAS            $   30,000,000          Fixed NAS            Aaa / AAA
HE:  A-1B ARM               245,000,000             ARM               Aaa / AAA
HE:  A-1                    330,000,000(1)      Floating PT           Aaa / AAA
HE:  A-2                    129,970,000          Fixed SEQ            Aaa / AAA
HE:  A-3                     53,760,000          Fixed SEQ            Aaa / AAA
HE:  A-4                    146,270,000          Fixed SEQ            Aaa / AAA
HE   A-5 IO                  82,500,000(2)          IO                Aaa / AAA
HE:  M-1                     66,000,000       Fixed Mezzanine          Aa2/ AA
HE:  M-2                     55,000,000       Fixed Mezzanine           A / A+
HE BALANCE               $1,056,000,000
                         --------------


                                                                        Ratings           WAL at 100%      Expected
                            Amount             Tranche Type         (Moody's/Fitch)     Prepay. Model(1)   Maturity
                    ---------------------  -------------------  ---------------------  -----------------  ----------
To Call*:
HI:  A-1                     76,800,000          Fixed SEQ            Aaa / AAA
HI:  A-2                     31,770,000          Fixed SEQ            Aaa / AAA
HI:  A-3                     86,430,000          Fixed SEQ            Aaa / AAA
HI:  M-1                     17,500,000       Fixed Mezzanine          Aa2/ AA
HI:  M-2                     12,500,000       Fixed Mezzanine           A / A
HI:  B-1                     12,500,000         Subordinate           Baa2 / BBB
HI BALANCE               $  237,500,000
                         --------------


OTHER CERTIFICATES: The Class HI: B-2 Certificates of $12,500,000 and Class
                    HE: B Certificates of $44,000,000 are not offered hereby. They will initially be retained by the Seller or an affiliate thereof.



* RUN TO 10% CALL
-----------------
(1)  Interest will be based on a swap agreement.
(2) Interest will be based on a notional principal amount which will equal $82,500,000 (or the Class HE: A Principal Balance for such Payment Date, if less) for the first 24 Payment Dates, and will thereafter equal zero. The Class HE: A-5 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.

The Sub Pool HE Certificates will be priced, with respect to the Fixed Rate Home Equity Contracts, using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Contracts in the first month of the life of the Fixed Rate Home Equity Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%. The Sub Pool HE Certificates will be priced, with respect to the Adjustable Rate Home Equity Contracts, using a constant prepayment rate of 30% CPR. The Sub Pool HI Certificates will be priced using 100% of a prepayment rate assuming a conditional prepayment rate of 12% per annum of the then outstanding principal balance of the Home Improvement Contracts in the first month of the life of the Home Improvement Contracts and an additional 1% per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 24%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE | FIRST BOSTON LOGO]

CUT-OFF DATE:            Sub-Pool HI: October 31, 1998 (or the date of
                         origination, if later)

                         Sub-Pool HE: September 30, 1998 (or the date of origination, if later), in each case for contracts other than Subsequent Contracts. For each Subsequent Contract, the date of purchase by the Trust.

EXPECTED PRICING:        Monday, November 16, 1998.

EXPECTED SETTLEMENT:     December 7, 1998  (the actual date of closing, the
                         "Closing Date").

PAYMENT DATE:            The 15th day of each month (or if such 15th day is not
                         a business day, the next succeeding business day) commencing on January 15, 1999.

CROSS COLLATERALIZATION: On each Payment Date the Amount Available for each
                         Sub-Pool remaining after making distributions in respect of the related Certificates will generally be available to make distributions in respect to the Certificates related to the other Sub-Pool.

ERISA: The Class HE: A (excluding the Class HE: A-1) and Class HI: A Certificates are ERISA eligible. Other classes may not be ERISA eligible.

TAX STATUS -- REMIC:     The Trust will contain two segregated asset pools with
                         respect to which elections will be made to treat each as a separate "real estate mortgage investment conduit"
                         (a "REMIC") for federal income tax purposes.

TAX STATUS -- GRANTOR
TRUST: The Class HE: A-1 Certificates will represent individual ownership interests in a grantor trust consisting of (1) the Class HE: A-1 Underlying REMIC Certificates issued by the Trust (which are not offered hereby) and (2) a swap agreement between the Trust and Credit Suisse Financial Products (the "Swap Counterparty") pursuant to which agreement (the "Swap Agreement") the Swap Counterparty will be entitled to receive the fixed rate of interest paid to the grantor trust in respect of the Class HE: A-1 Underlying REMIC Certificates and will be obligated to pay to the grantor trust interest based on one-month LIBOR for the Class HE: A-1 Certificates for a period of 15 years from the Closing Date and subject to a maximum rate of 14%.

OPTIONAL REDEMPTION:     10% cleanup call.

ADDITIONAL COLLATERAL:   The data set forth below with respect to each Sub-Pool
                         is based solely on the contracts identified for inclusion in each Sub-Pool as of the related Cut-off
                         Date ("Original Home Improvement Contracts" and
                         "Original Home Equity Contracts"). Certain additional contracts will be identified for inclusion in each Sub-
                         Pool prior to the Closing Date ("Additional Home
                         Improvement Contracts" and "Additional Home Equity
                         Contracts"). During a limited period following the Closing Date, the Trust Fund will purchase subsequent contracts ("Subsequent Home Improvement Contracts" and
                         "Subsequent Home Equity Contracts" and, collectively,
                         "Subsequent Contracts"). It is expected that the Additional and Subsequent Contracts will have characteristics that are substantially similar to the related group of original contracts.

                       HOME EQUITY CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:      Class HE: A:   19.0% subordination (Class HE: M-1, HE:
                                        M-2, 4.0% Reserve Account and Class HE:
                                        B) & Residual (Class HE: C)
                         Class HE: M-1: 13.0% subordination (Class HE: M-2,
                                        Reserve Account and Class HE: B) &
                                        Residual (Class HE: C)
                         Class HE: M-2: 8.0% subordination (Reserve Account and
                                        Class HE: B) & Residual (Class HE: C)

DISTRIBUTIONS:           Sub-Pool HE includes adjustable-rate closed-end home
                         equity loans subject to interest rate adjustments after an initial period of up to 36 months (the "Adjustable
                         Rate Home Equity Contracts"; all Home Equity Contracts other than the Adjustable Rate Home Equity Contracts are referred to herein as the "Fixed Rate Home Equity
                         Contracts"). The Fixed Rate Home Equity Contracts consist of Group I Home Equity Contracts and Group II
                         Home Equity Contracts. Each Group I Home Equity
                         Contract, together with any other loan having a prior mortgage, has an original principal balance of no more than $227,150. Group II Contracts are all Fixed Rate
                         Home Equity Contracts designated as Group II Contracts
                         (without regard to whether or not they conform to such balance limitation).

                         The Sub-Pool HE Amount Available will generally consist of payments made on or in respect of the Home Equity Contracts comprising Sub-Pool HE, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Sub-Pool HE Monthly Servicing Fee with respect to the Home Equity Contracts, to Green Tree as the Sub-Pool HE Guaranty Fee and to the Class HE: C Certificateholder.

                         Class HE: A Certificates are senior to the Class HE: M and Class HE: B Certificates. Class HE: M Certificates are senior to the Class HE: B Certificates.

PRE-FUNDING FEATURE:     On the Closing Date, a portion of the proceeds from the
                         sale of the Sub-Pool HE Certificates (the "Sub-Pool HE
                         Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the "Sub-Pool HE Pre-Funding
                         Account") and used by the Trust to purchase Subsequent
                         Home Equity Contracts during the Pre-Funding Period.
                         The Sub-Pool HE Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Sub-Pool HE Pre-Funding Account following the Pre-
                         Funding Period will be (i) paid in respect of the Class
                         HE: A-1 Certificates in the case of amounts which had been allocated to fund the purchase of Subsequent Home
                         Equity Contracts that are Fixed Rate Group I Home
                         Equity Contracts, (ii) paid in respect of the Class HE:
                         A-2 Certificates in the case of amounts which had been allocated to fund the purchase of Subsequent Home
                         Equity Contracts that are Fixed Rate Group II Home
                         Equity Contracts and (iii) paid in respect of the Class
                         HE: A-1B ARM Certificates in the case of amounts which had been allocated to fund the purchase of Subsequent
                         Home Equity Contracts which are Adjustable Rate Home
                         Equity Contracts.

LOSSES ON LIQUIDATED
HE CONTRACTS:            If Net Liquidation Proceeds from Liquidated Contracts
                         in the respective collection period are less than the Scheduled Principal Balance of such Liquidated
                         Contracts plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class HE: C
                         Certificateholder, then the Sub-Pool HE Guaranty Fee otherwise payable to the Company, then the Sub-Pool HE
                         Monthly Servicing Fee otherwise payable to the Servicer
                         (as long as Green Tree is the Servicer), then the Class
                         HE: B Certificateholders, then the Reserve Fund, then the Class HE: M-2 Certificateholders and then the Class
                         HE: M-1 Certificateholders. On the Closing Date approximately $44,000,000 will be deposited in a Reserve Account pursuant to a loan to the Trust funded on the Closing Date by one or more third-party lenders
                         (the "Reserve Account Lenders"). Amounts will be withdrawn from the Reserve Account for payment of principal of the Class HE: A Certificates and the Class
                         HE: M Certificates to the extent that Liquidation
                         Losses on the Home Equity Contracts exceed the level of support provided by the Class HE: B Certificates.

INTEREST
(Class HE: A, M-1, M-2): Interest will be distributable first to each Class of
                         Class HE: A Certificates concurrently, then to the Class HE: M-1 Certificates and then to the Class HE:
                         M-2 Certificates.

                         Interest will be paid concurrently on each Class of Class HE: A Certificates at the related Pass-Through Rate on the then outstanding related Class Principal Balance (in the case of Class HE: A Certificates other than the Class HE: A-5 IO Certificates). Interest will be calculated on the Class HE: A-5 IO Certificates on the basis of a "Notional Principal Amount" equal to the lesser of (a) the principal balance of the Class HE: A Certificates and (b) $82,500,000 (reference to the Notional Principal Amount is solely for convenience in certain calculations and does not represent the right to receive any distribution allocable to principal). The Class HE: A-5 IO Certificates are entitled to receive interest payments only through the Payment Date in August 2000. Interest will initially accrue from the Closing Date and thereafter will accrue from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date.

                         The Class HE: A-1 Certificates will bear interest at a variable Pass-Through Rate calculated on an actual/360 basis. The Pass-Through Rate for the Class HE: A-1 Certificates will be floating and equal one-month LIBOR plus a fixed margin (the "Class A-1 Pass-Through Margin") until the Distribution Date in December 2013 but in no event will exceed 14%. The Pass-Through Rate after that date will equal that on the Class HE: A-1 Underlying REMIC Certificates. The Pass-Through Rate on both the Class HE: A-1 Certificates and the Class HE:A-1 Underlying REMIC Certificates will increase by 0.25% on the Payment Date on which the principal balance of the Home Equity Contracts and the Home Improvement Contracts is less than 10% of the Principal Balance as of the Cut-off Date and will remain at that rate thereafter.

                         The Class HE: A-1 Underlying REMIC Certificates, which are not offered hereby, will bear interest (payable to the Swap Counterparty) at a rate to be determined, which may be variable.

                         The Class HE: A-1B ARM Certificates will bear interest at a variable Pass-Through Rate calculated on an actual/360 basis. The Pass-Through Rate for the Class
                         HE: A-1B ARM Certificates will be floating and will equal the lesser of:

                         i. one-month LIBOR plus the Class A-1B ARM Pass-Through Margin;
                         ii.  the Available Funds Pass-Through Rate; or
                         iii. 14.00%.

                         The Class A-1B ARM Pass-Through Margin will equal [___%] per annum through the Payment Date on which the principal balance of the Home Equity Contracts and Home Improvement Contracts is 10% or more of the Principal Balance of the Home Equity Contracts and Home Improvement Contracts as of the Cut-off Date, and will increase by 0.25% per annum on the Payment Date on which the principal balance of the Home Equity Contracts and Home Improvement Contracts is less than 10% of the Principal Balance of the Home Equity Contracts and Home Improvement Contracts as of the Cut-off Date. The Available Funds Pass-Through Rate for any Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Adjustable Rate Contracts. The Expense Adjusted Mortgage Rate on any Adjustable Rate Contract is equal to the then applicable Loan Interest Rate thereon, minus the Expense Fee Rate, which is 0.50% per annum and equal to the sum of the servicing fee and the trustee fee.

                         Interest on the outstanding Class HE: A Principal Balance, Class HE: M-1 Adjusted Principal Balance, Class HE: M-2 Adjusted Principal Balance, as applicable, will accrue from the Closing Date, or from the most recent Payment Date on which interest has been paid to but excluding the following Payment Date. Interest on the Class HE: A-1B ARM Certificates and the Class HE: A-1 Certificates will accrue on an actual/360 basis. Interest on all other Class HE Certificates will accrue on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the applicable Pass-Through Rate, to the extent legally permissible.

                         The Class HE: M-1 Adjusted Principal Balance is the Class HE: M-1 Principal Balance less any Class HE: M-1 Liquidation Loss Principal Amount. The Class HE: M-1 Principal Balance is the Original Class HE: M-1 Principal Balance less all amounts previously distributed on account of principal of the Class HE:
                         M-1 Certificates.

                         The Class HE: M-2 Adjusted Principal Balance is the Class HE: M-2 Principal Balance less any Class HE: M-2 Liquidation Loss Principal Amount. The Class HE: M-2 Principal Balance is the Original Class HE: M-2 Principal Balance less all amounts previously distributed on account of principal of the Class HE:
                         M-2 Certificates.

                         After the payment of all interest distributable to Class HE: A, Class HE: M-1 and Class HE: M-2 Certificateholders, interest accrued on the loan used to fund the Reserve Account in excess of investment earnings on the Reserve Account will be distributed to the Reserve Account Lenders.

CLASS HE: A PRINCIPAL:   The remaining Amount Available shall be distributed as
                         principal as follows: The Class HE: A-1A NAS
                         Certificateholders and the Class HE: A-1B ARM
                         Certificateholders will be entitled to receive an amount equal to the Class HE: A-1A NAS Percentage and the Class HE: A-1B ARM Percentage, respectively, of the
                         Sub-Pool HE ARM Formula Principal Distribution Amount.
                         The Class HE: A-1 Certificateholders will be entitled to receive an amount equal to the Class HE: A-1 Portion of the Sub-Pool HE Group I Formula Principal
                         Distribution Amount. The Class A Portion of the Sub-
                         Pool HE Group II Formula Principal Distribution Amount will be distributed first to the Class HE: A-2
                         Certificateholders until the Class HE: A-2 Principal
                         Balance has been reduced to zero, then to the Class HE:
                         A-3 Certificateholders until the Class HE: A-3
                         Principal Balance has been reduced to zero, then the Class HE: A-4 Certificateholders until the Class HE:
                         A-4 Principal Balance has been reduced to zero.

                         The "Sub-Pool HE Group I Formula Principal Distribution Amount" will generally be equal to (A) the sum of (i) all scheduled payments of principal due on each outstanding Group I Home Equity Contract during the related Due Period, (ii) the Scheduled Balance of each Group I Home Equity Contract which, during the related Due Period, was repurchased by the Company, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of Group I Home Equity Contracts, (iv) the scheduled principal balance of each Group I Home Equity Contract that became a liquidated contract during such related Due Period, (v) any amount described in clauses
                         (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if (a) the Payment Date occurs on or after the Payment Date on which the Class HE: B Principal Balance has been reduced to zero, or (b) such amount was not covered by a Class HE: B Guaranty Payment and corresponding reduction in the Class HE: B Principal Balance, and (vi) on any Payment Date on or after the Payment Date on which the Class HE: A-2, A-3, and A-4 Certificates have been paid in full, the Class HE: A Portion of the Sub-Pool HE: Group II Formula Principal Distribution Amount less the amount, if any, distributed in payment of the Class HE: A-2, A-3 and A-4 Certificates on such Payment Date.

                         The "Sub-Pool HE Group II Formula Principal
                         Distribution Amount" will generally be equal to (A) the sum of (i) all scheduled payments of principal due on each outstanding Group II Home Equity Contract during the related Due Period, (ii) the Scheduled Balance of each Group II Home Equity Contract which, during the related Due Period, was repurchased by the Company,
                         (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of Group II Home Equity Contracts,
                         (iv) the scheduled principal balance of each Group II Home Equity Contract that became a liquidated contract during such related Due Period, (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if (a) the Payment Date occurs on or after the Payment Date on which the Class HE: B Principal Balance has been reduced to zero, or (b) such amount was not covered by a Class HE: B Guaranty Payment and corresponding reduction in the Class HE: B Principal Balance, and (vi) on any Payment Date on or after the Payment Date on which the Class HE: A-1 Certificates have been paid in full, the Class HE: A-1 Portion of the Sub-Pool HE: Group I Formula Principal Distribution Amount less the amount, if any, distributed in payment of the Class HE: A-1 Certificates on such Payment Date.

                         The "Sub-Pool HE Formula Principal Distribution Amount" will be equal to the sum of the Sub-Pool HE Group I Formula Principal Distribution Amount and the Sub-Pool HE Group II Formula Principal Distribution Amount.

                         The Class HE: A-1 Portion of the Sub-Pool HE Group I Formula Principal Distribution Amount means the Sub-Pool HE Group I Formula Principal Distribution Amount less the Sub-Pool HE Group I's pro rata share of the Class HE: M-1 Formula Principal Distribution Amount, the Class HE: M-2 Formula Principal Distribution Amount and the Class HE: B Formula Principal Distribution Amount.

                         The Class HE: A Portion of the Sub-Pool HE Group II Formula Principal Distribution Amount means the Sub-Pool HE Group II Formula Principal Distribution Amount less the Sub-Pool HE Group II's pro rata share of the Class HE: M-1 Formula Principal Distribution Amount, the Class HE: M-2 Formula Principal Distribution Amount and the Class HE: B Formula Principal Distribution Amount.

                         The "Sub-Pool HE: ARM Formula Principal Distribution Amount" on or before the Payment Date on which the Class HE: A-1A NAS and Class HE: A-1B ARM Certificates have been paid in full will generally be equal to the lesser of (A) the sum of (i) the Class HE: A-1A ARM Principal Balance and (ii) the Class HE: A-1B ARM Principal Balance or (B) the sum of the following: (i) all scheduled payments of principal due on each outstanding Adjustable Rate Contract during the related Due Period; (ii) all partial principal prepayments and principal prepayments in full received on each Adjustable Rate Contract during the related Due Period;
                         (iii) the scheduled principal balance of each Adjustable Rate Contract that became a liquidated contract during the related Due Period; (iv) the scheduled principal balance of each Adjustable Rate Contract repurchased by the Company during the related Due Period; and (v) on any Payment Date which is on or after the Payment Date on which the Class HE: A-1, A-2, A-3 and A-4 Certificates have been paid in full, (a) the sum of the Sub-Pool HE Group I Formula Principal Distribution Amount and the Sub-Pool HE Group II Formula Principal Distribution Amount less (b) the amount, if any, distributed in payment of principal on the Class HE: A-1, A-2, A-3 and A-4 Certificates on such Payment Date.

                         The Class HE: A-1A NAS Percentage for any Payment Date will be (i) 0% prior to the Payment Date in September 2000 (unless the Class HE: A-1B ARM Principal Balance has been reduced to zero), (ii) 90% on the Payment Date in September 2000 and each Payment Date thereafter (unless the Class HE: A-1B ARM Principal Balance has been reduced to zero), and (iii) on and after any Payment Date on which the Class HE: A-1B ARM Principal Balance has been reduced to zero (until the Class HE: A 1A NAS Principal Balance has been reduced to zero), 100%. The Class HE: A-1B ARM Percentage for any Payment Date will equal 100% minus the Class HE: A-1A NAS Percentage.

                         The Class HE: A-5 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.

CLASS HE: M-1 PRINCIPAL: Class HE: M-1 Certificateholders will be entitled to receive, as payments of principal, the Class HE: M-1 Formula Principal Distribution Amount, until the Class
                         HE: M-1 Principal Balance has been reduced to zero.

                         The Class HE: M-1 Formula Principal Distribution Amount will equal, on any Payment Date on which each Class HE:
                         Subordinate Principal Distribution Test is satisfied and if such Payment Date is after the Class
                         HE: Subordinate Cross-over Date, the excess of (a) the sum of the Class HE: B Adjusted Principal Balance, any amount on deposit in the Reserve Account, the Class HE:
                         M-2 Adjusted Principal Balance and the Class HE: M-1 Adjusted Principal Balance over (b) the product of 38% and the Pool Scheduled Principal Balance of Sub-Pool HE as of the immediately preceding Payment Date; or on any date after the Class A-4 Cross-over Date, the Sub-Pool HE Formula Principal Distribution Amount less the sum of the Class HE: M-2 Formula Principal Distribution Amount and the HE: B Formula Principal Distribution Amount.

                         The Class HE Subordinate Principal Distribution Tests are as follows:

                         (i) the Sub-Pool HE Average Sixty-Day Delinquency Ratio with respect to Sub-Pool HE as of the given Payment Date and the prior two Payment Dates must not exceed 10%;
                         (ii) the Sub-Pool HE Average Thirty-Day Delinquency Ratio with respect to Sub-Pool HE as of the given Payment Date and the prior two Payment Dates must not exceed 12%;
                         (iii) the Sub-Pool HE Cumulative Realized Losses with
                               respect to Sub-Pool HE as of the given Payment Date must not exceed 7.5%;
                         (iv) the Sub-Pool HE Current Realized Loss Ratio with respect to Sub-Pool HE as of the given Payment Date must not exceed 2.0%; and
                         (v) the sum of the Class HE: B Principal Balance and the amounts on deposit in the Reserve Account divided by the Pool Scheduled Principal Balance of Sub-Pool HE as of the immediately preceding Payment Date must be equal to or greater than 16%.

                         The Class HE: Subordinate Cross-over Date is the earlier of (a) the date on which both the Class HE: A-4 Certificates and the Class HE: A-1 Certificates have been paid in full and (b) the first Payment Date on or after the Payment Date occurring in December 2001.

CLASS HE: M-2 PRINCIPAL: The Class HE: M-2 Certificateholders will be entitled to receive, as payments of principal, the Class HE: M-2 Formula Principal Distribution Amount, until the Class
                         HE: M-2 Principal Balance has been reduced to zero.

                         The Class HE: M-2 Formula Principal Distribution Amount will equal, on any Payment Date on which each Class HE:
                         Subordinate Principal Distribution Test is satisfied and if such Payment Date is after the Class HE:
                         Subordinate Cross-over Date, the excess of (a) the sum of the Class HE: B Adjusted Principal Balance, any amount on deposit in the Reserve Account and the Class
                         HE: M-2 Adjusted Principal Balance over (b) the product of 26% and the Pool Scheduled Principal Balance of Sub-Pool HE as of the immediately preceding Payment Date; or on any date after the Class M-1 Cross-over Date, the Sub-Pool HE Formula Principal Distribution Amount less the Class HE: B Formula Principal Distribution Amount.

LIQUIDATION LOSS
INTEREST:                Liquidation Loss Interest will be distributable first
                         to the Class HE: M-1 Certificates and then to the Class
                         HE: M-2 Certificates. Interest on the outstanding Class
                         HE: M-1 Liquidation Loss Principal Amount and Class HE:
                         M-2 Liquidation Loss Principal Amount, as applicable, will accrue from the Payment Date on which a Liquidation Loss Amount was realized to but excluding the following Payment Date.

CLASS HE: B INTEREST:    After payment of all interest and principal due on the
                         Class HE: A, Class HE: M-1 and Class HE: M-2
                         Certificates, interest will be paid to the Class HE: B
                         Certificateholders in an amount equal to the product of
                         (a) the Class HE: B Pass-Through Rate and (b) the then outstanding Class HE: B Principal Balance (less the
                         Class HE: B Liquidation Loss Principal Amount, if any).
                         The Class HE: B Limited Guaranty will be available to pay interest to the Class HE: B Certificateholders if the Class HE: B Remaining Amount Available is not sufficient. Interest will initially accrue from the Closing Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date.
                         Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class HE: B Pass-Through Rate, to the extent legally permissible.

CLASS HE: B PRINCIPAL:   Except as described below, the Class HE: B
                         Certificateholders will not receive principal payments until the Reserve Account balance has been reduced to zero. At that time, if each Class HE: Subordinate
                         Principal Distribution Test is satisfied (unless the
                         Class HE: A and Class HE: M Principal Balances have been reduced to zero), to the extent of the amount available after payment of the Class HE: A, the Class
                         HE: M-1 and the Class HE: M-2 Distribution Amounts and any amounts actually paid under the Class HE: B Limited
                         Guaranty, the Class HE: B Certificateholders will be entitled to receive, as payments of principal, the Class HE: B Formula Principal Distribution Amount, until the Class HE: B Principal Balance has been reduced to zero. The Class HE: B Formula Principal
                         Distribution Amount will equal (a) on any Payment Date as of which the Class HE: A and Class HE: M Principal
                         Balances have not been to reduced to zero, the lesser of (i) the excess of the Class HE: B Adjusted Principal
                         Balance over $5,500,000 and (ii) the excess of the Class HE: B Adjusted Principal Balance over the product of 16% and the Pool Scheduled Principal Balance of Sub
                         Pool HE, and (b) on any other Payment Date, the Sub-
                         Pool HE Formula Principal Distribution Amount. The
                         Class HE: B Principal Balance exceeds $5,500,000. The
                         Class HE: B Adjusted Principal Balance, as of any
                         Payment Date, is the Class HE: B Principal Balance as of that Payment Date minus any Class HE: B Liquidation
                         Loss Principal Amount as of the prior Payment Date.

                         On each Payment Date, the Class HE: B
                         Certificateholders will also be entitled to receive, pursuant to the Class HE: B Limited Guaranty, the Class
                         HE: B Liquidation Loss Principal Amount until the Class
                         HE: B Principal Balance has been reduced to zero.

CLASS HE: B LIMITED
GUARANTY:                The Class HE: B Limited Guaranty will be available to
                         pay the Class HE: B Liquidation Loss Principal Amount and the Class HE: B Distribution Amount. The Class HE:
                         B Limited Guaranty will be an unsecured general obligation of the Company.

CLASS HE: A-1B INTEREST
CARRYOVER:               If on any Distribution Date, the Class HE: A-1B ARM
                         Pass-Through Rate is based on the Available Funds Pass-
                         Through Rate, holders of such Certificates will be entitled to receive the Available Funds Interest
                         Limitation Amount to the extent funds are available.
                         The "Available Funds Interest Limitation Amount" is the excess of (i) the amount of interest the Class HE: A-1B
                         ARM Certificateholders would be entitled to receive on such Distribution Date had interest been calculated based on one-month LIBOR plus the Pass-Through Margin
                         (but in no event exceeding 14%) over (ii) the amount of interest such Class will receive on such Distribution
                         Date at the Available Funds Pass-Through Rate, together with the unpaid portion of any such excess from prior
                         Distribution Dates (and interest accrued thereon at the then applicable Class HE: A-1B ARM Pass-Through Rate, without giving effect to the Available Funds Pass-
                         Through Rate, but in no event exceeding 14%). The ratings assigned to the Offered Certificates do not address the likelihood of the payment of any Interest
                         Carryover Amount.



                    HOME IMPROVEMENT CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:      Class HI: A:   22% subordination (Class HI: M-1, HI: M-
                                        2, HI: B-1 and HI: B-2) & Residual
                                        (Class HI: C)
                         Class HI: M-1: 5% subordination (Class HI: M-2, HI: B-1
                                        and HI: B-2) & Residual (Class HI: C)

                         Class HI: M-2: 10% subordination (Class HI: B-1 and
                                        HI: B-2) & Residual (Class HI: C)
                         Class HI: B-1: 5% subordination (Class HI: B-2) &
                                        Residual (Class HI: C)
                         Class HI: B-2: Limited Guaranty & Residual (Class HI:
                                        C)

DISTRIBUTIONS:           The Sub-Pool HI Amount Available will generally consist
                         of payments made on or in respect of the Home
                         Improvement Contracts comprising Sub-Pool HI, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly
                         Servicing Fee with respect to the Home Improvement
                         Contracts, to Green Tree as the Sub-Pool HI Guaranty
                         Fee, and to the Class HI: C Certificateholder.

                         Class HI: A Certificates are senior to Class HI: M and Class HI: B Certificates. Class HI: M Certificates are senior to the Class HI: B Certificates.

LOSSES ON LIQUIDATED
HI CONTRACTS:            If Net Liquidation Proceeds from Liquidated Contracts
                         in the respective collection period are less than the Scheduled Principal Balances of such Liquidated
                         Contracts plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class HI: C
                         Certificateholder, then the Sub-Pool HI Guaranty Fee otherwise payable to the Company, then the Monthly
                         Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class HI:
                         B-2 Certificateholders, then the Class HI: B-1
                         Certificateholders, then the Class HI: M-2
                         Certificateholders and then the Class HI: M-1
                         Certificateholders.

PRE-FUNDING FEATURE:     On the Closing Date, a portion of the proceeds from the
                         sale of the Sub-Pool HI Certificates (the "Sub-Pool HI
                         Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the "Sub-Pool HI Pre-Funding
                         Account") and used by the Trust to purchase Subsequent
                         Home Improvement Contracts during a period (not longer than 90 days) following the Closing Date (the "Pre-
                         Funding Period"). The Sub-Pool HI Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Sub-Pool HI Pre-Funding
                         Account following the Pre-Funding Period will be distributed to the Class HI: A Certificateholders.


INTEREST
(Class HI: A, M-1,
M-2, B-1):               Interest will be distributable first to the Class HI: A
                         Certificates, then to the Class HI: M-1 Certificates, then to the Class HI: M-2 Certificates and then to the Class HI: B-1 Certificates. Interest on the outstanding
                         Class HI: A Principal Balance, Class HI: M-1 Adjusted
                         Principal Balance, Class HI: M-2 Adjusted Principal
                         Balance and Class HI: B-1 Adjusted Principal Balance, as applicable, will initially accrue from the Closing
                         Date and thereafter will accrue from the most recent
                         Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date.
                         Interest on all Sub-Pool HI Certificates will accrue on a 30/360 basis.

                         Interest shortfalls will be carried forward, and will bear interest at the applicable Pass-Through Rate, to the extent legally permissible.

                         The Class HI: M-1 Adjusted Principal Balance is the Class HI: M-1 Principal Balance less any Class HI: M-1 Liquidation Loss Principal Amount. The Class HI: M-1 Principal Balance is the Original Class HI: M-1 Principal Balance less all amounts previously distributed on account of principal of the Class HI:
                         M-1 Certificates.

                         The Class HI: M-2 Adjusted Principal Balance is the Class HI: M-2 Principal Balance less any Class HI: M-2 Liquidation Loss Principal Amount. The Class HI: M-2 Principal Balance is the Original Class HI: M-2 Principal Balance less all amounts previously distributed on account of principal of the Class HI:
                         M-2 Certificates.

                         The Class HI: B-1 Adjusted Principal Balance is the Class HI: B-1 Principal Balance less any Class HI: B-1 Liquidation Loss Principal Amount. The Class HI: B-1

                         Principal Balance is the Original Class HI: B-1 Principal Balance less all amounts previously distributed on account of principal of the Class HI: B-1 Certificates.

PRINCIPAL
(Class HI: A, M-1,
M-2, B-1):               After the payment of all interest distributable to
                         Class HI: A, Class HI: M-1, Class HI: M-2 and Class HI:
                         B-1 Certificateholders, principal will be distributed in the following manner.


CLASS HI: A PRINCIPAL:   The Class HI: A Certificateholders will be entitled to
                         receive the Sub-Pool HI Senior Percentage of the Sub-
                         Pool HI Formula Principal Distribution Amount, until the Class HI: A-1 Principal Balance has been reduced to zero.

                         The "Sub-Pool HI Senior Percentage" will equal 100% if either of the following exist:

                         i)  the Payment Date is prior to December 2001 (month
                             37); or

                         ii) any Class HI: B Principal Distribution Test (see
                             below) is not satisfied.

                         Otherwise, the Sub-Pool HI Senior Percentage will equal a fraction, the numerator of which is the sum of the Class HI: A Principal Balance and the Class HI: M Principal Balance for a given Payment Date, and the denominator of which is the Scheduled Principal Balance of Sub-Pool HI for the immediately preceding Payment Date.

                         The "Sub-Pool HI Formula Principal Distribution Amount" will generally be equal to (A) the sum of (i) all scheduled payments of principal due on each outstanding Home Improvement Contract during the related Due Period, (ii) the Scheduled Balance of each Home Improvement Contract which, during the related Due Period, was repurchased by the Company, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of Home Improvement Contracts, (iv) the scheduled principal balance of each Home Improvement Contract that became a liquidated contract during such related Due Period and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if (a) the Payment Date occurs on or after the Payment Date on which the Class HI: B-2 Principal Balance has been reduced to zero, or (b) such amount was not covered by a Class HI: B-2 Guaranty Payment and corresponding reduction in the Class HI: B-2 Principal Balance.

CLASS HI: M-1 PRINCIPAL: Class HI: M-1 Certificateholders will not receive principal payments until the Class HI: A Principal Balance has been reduced to zero. At that time the Class HI: M-1 Certificateholders will be entitled to receive the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount, until the Class HI: M-1 Principal Balance has been reduced to zero.

CLASS HI: M-2 PRINCIPAL: Class HI: M-2 Certificateholders will not receive principal payments until the Class HI: A and Class HI:
                         M-1 Principal Balances have been reduced to zero. At that time the Class HI: M-2 Certificateholders will be entitled to receive the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount, until the Class HI: M-2 Principal Balance has been reduced to zero.

CLASS HI: B-1 PRINCIPAL: The Class HI: B-1 Certificateholders will not receive principal payments until (i) the Class HI: B Cross-over Date and (ii) such time as either (a) each Class HI: B Principal Distribution Test is satisfied or (b) the Class HI: A Principal Balance and the Class HI: M Principal Balance have each been reduced to zero. At that time, to the extent of the amount available after payment of all interest distributable to Class HI: A, Class HI: M-1, Class HI: M-2 and Class HI: B-1 Certificateholders, and all principal distributable to Class HI: A, Class HI: M-1, and Class HI: M-2 Certificateholders, Class HI: B-1 Certificateholders will receive the Class HI: B Percentage of the Sub-Pool HI Formula Principal Distribution Amount, until the Class HI: B-1 Principal Balance has been reduced to zero.

                         The Class HI: B Percentage will be equal to 100% minus the Sub-Pool HI Senior Percentage. The Class HI: B Percentage after the Class HI: A and Class HI: M Principal Balances have been reduced to zero will be equal to 100%.

CLASS HI: B PRINCIPAL
DISTRIBUTION TESTS:      (i) the average of the Sub-Pool HI Sixty-Day
                         Delinquency Ratio as of the given Payment Date and the prior two Payment Dates must not exceed 2.5%;

                         (ii) the average of the Sub-Pool HI Thirty-Day Delinquency Ratio as of the given Payment Date and the prior two Payment Dates must not exceed 5%;

                         (iii) the Sub-Pool HI Cumulative Realized Losses as of the given Payment Date must not exceed 10%;

                         (iv) the Sub-Pool HI Current Realized Loss Ratio as of the given Payment Date must not exceed 2.5%; and

                         (v) the Class HI: B Principal Balance divided by the Pool Scheduled Principal Balance of Sub-Pool HI as of the immediately preceding Payment Date must be equal to or greater than 20%.

ACCELERATED
PRINCIPAL PAYMENT:       On any Payment Date prior to the Payment Date in
                         September 2001, if the One-Hundred Twenty Day
                         Delinquency Ratio as of such Payment Date exceeds 3%, all remaining available cashflow on that Payment Date will be used to pay the Classes sequentially: to the Class HI: A-1 Certificateholders until the Class HI: A-
                         1 Principal Balance has been reduced to zero, then to the Class HI: M-1 Certificateholders until the Class
                         HI: M-1 Principal Balance has been reduced to zero, then to the Class HI: M-2 Certificateholders until the Class HI: M-2 Principal Balance has been reduced to zero, then to the Class HI: B-1 Certificateholders until the Class HI: B-1 Principal Balance has been reduced to zero, and then to the Class HI: B-2
                         Certificateholders until the Class HI: B-2 Principal
                         Balance has been reduced to zero.

LIQUIDATION
LOSS INTEREST:           Liquidation Loss Interest will be distributable first
                         to the Class HI: M-1 Certificates, then to the Class
                         HI: M-2 Certificates and then to the Class HI: B-1
                         Certificates. Interest on the outstanding Class HI: M-1
                         Liquidation Loss Principal Amount, Class HI: M-2
                         Liquidation Loss Principal Amount and Class HI: B-1
                         Liquidation Loss Principal Amount, as applicable, will accrue from the Payment Date on which a Liquidation
                         Loss Principal Amount was incurred for that Class to but excluding the following Payment Date.

                             HOME EQUITY CONTRACTS


     The Home Equity Contracts comprising Sub-Pool HE consist of both fixed rate and adjustable rate closed-end home equity contracts. The adjustable rate closed-end home equity contracts are subject to interest rate adjustments after an initial six month, twenty-four month, or thirty-six month period (the "Adjustable Rate Home Equity Contracts"). All Home Equity Contracts which are not Adjustable Rate Contracts are referred to herein as "Fixed Rate Home Equity Contracts." The obligations of the Obligor under each Home Equity Contract are secured by the related real estate.

     The information concerning the Initial Home Equity Contracts presented below is based on a pool originated through September 30, 1998. Green Tree intends to acquire and sell Additional Home Equity Contracts to the Trust on the Closing Date and Subsequent Contracts to the Trust thereafter. Although the characteristics of the final pool of Home Equity Contracts will differ from the characteristics of the Initial Home Equity Contracts shown below, Green Tree does not expect that the characteristics of the Additional and Subsequent Home Equity Contracts sold to the Trust will vary materially from those of the Initial Home Equity Contracts herein.


                INITIAL FIXED RATE GROUP I HOME EQUITY CONTRACTS


             Number of Contracts:                          2,262
             Wgt. Avg. Contract Rate:                    11.118%
             Range of Rates:                      7.000%-18.200%
             Wgt. Avg. Orig. Maturity:                    257.96
             Wgt. Avg. Rem. Maturity:                     257.50
             Avg. Rem. Princ. Balance:                $62,226.82
             Wgt. Avg. CLTV:                              88.11%


                GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
               INITIAL FIXED RATE GROUP I HOME EQUITY CONTRACTS




                                          % of Group I                               % of Group I
                                         Contracts  by                              Contracts  by
                       Number of           Number of        Aggregate Principal      Outstanding
State                  Contracts           Contracts        Balance Outstanding   Principal Balance
---------------    ---------------     -----------------  ----------------------  -----------------
CA                        140               6.19%            $10,839,400.30              7.70%
IL                        138               6.10%              8,905,600.68              6.33%
OH                        155               6.85%              8,750,260.10              6.22%
MI                        124               5.48%              7,444,626.33              5.29%
PA                        110               4.86%              7,121,358.00              5.06%
Other*                  1,595              70.51%             97,695,821.12              69.41%
                        -----             -------           ---------------             -------
      Total(1)          2,262             100.00%           $140,757,066.53             100.00%
                        =====             =======           ===============             =======

_______________
* No one State in this category constitutes more than 5% of the Initial Fixed Rate Group I Home Equity Contracts Outstanding Principal Balance.
(1) Percentages do not add to 100% due to rounding.

     YEARS OF ORIGINATION OF INITIAL FIXED RATE GROUP I HOME EQUITY CONTRACTS


                                                                                 % of Group I
                                                                                 Contracts by
                                    Number of          Aggregate Principal   Outstanding Principal
Year of Origination                 Contracts          Balance Outstanding          Balance
-----------------------------      -----------         -------------------   ---------------------
   1987                                    1                 $14,054.92              0.01%
   1996                                    2                  31,379.19              0.02%
   1997                                   26                 824,574.64              0.59%
   1998                                2,233             139,887,057.78             99.38%
                                       -----            ---------------            -------
  Total (1)                            2,262            $140,757,066.53            100.00%
                                       =====            ===============            =======

(1) Percentages do not add to 100% due to rounding.


          INITIAL FIXED RATE GROUP I HOME EQUITY CONTRACT RATES

                                                                                   % of Group I
                                                                                  Contracts  by
Range of Group I Contracts by        Number of          Aggregate Principal   Outstanding Principal
Contract Rates                       Contracts          Balance Outstanding           Balance
--------------------------------   ------------        --------------------   ---------------------
      6.001%  -  7.000%                     1               $53,200.00                0.04%
      7.001%  -  8.000%                     8             1,087,636.89                0.77%
      8.001%  -  9.000%                    61             6,588,861.23                4.68%
      9.001%  -  10.000%                  279            26,505,510.84               18.83%
     10.001%  -  11.000%                  567            49,508,948.71               35.17%
     11.001%  -  12.000%                  385            23,211,999.50               16.49%
     12.001%  -  13.000%                  432            17,146,823.56               12.18%
     13.001%  -  14.000%                  322            10,338,580.32                7.34%
     14.001%  -  15.000%                  131             4,138,327.86                2.94%
     15.001%  -  16.000%                   45             1,372,339.98                0.97%
     16.001%     17.000%                   23               640,792.73                0.46%
  Greater Than   17.000%                    8               164,044.91                0.12%
                                        -----           --------------             --------
   Total (1)                            2,262          $140,757,066.53              100.00%
                                        =====          ===============             ========

(1) Percentages do not add to 100% due to rounding.

DISTRIBUTION OF INITIAL FIXED RATE GROUP I HOME EQUITY CONTRACT ORIGINAL AMOUNTS

                                                                                 % of Group I
                                                                                 Contracts by
Original Contract                    Number of         Aggregate Principal        Outstanding
Amount (in Dollars)                  Contracts         Balance Outstanding     Principal Balance
-----------------------------       ----------        --------------------     -----------------
      0.00  -  10,000.00                  24               $  232,246.15            0.16%
 10,000.01  -  20,000.00                 310                4,851,803.31            3.45%
 20,000.01  -  30,000.00                 311                7,740,238.48            5.50%
 30,000.01  -  40,000.00                 237                8,318,822.39            5.91%
 40,000.01  -  50,000.00                 200                9,051,240.23            6.43%
 50,000.01  -  60,000.00                 219               12,114,869.88            8.61%
 60,000.01  -  70,000.00                 199               12,943,512.22            9.20%
 70,000.01  -  80,000.00                 163               12,247,894.21            8.70%
 80,000.01  -  90,000.00                 118               10,043,556.56            7.14%
 90,000.01  -  100,000.00                 84                7,958,331.04            5.65%
100,000.01  -  110,000.00                 66                6,970,592.30            4.95%
110,000.01  -  120,000.00                 76                8,773,488.07            6.23%
120,000.01  -  130,000.00                 56                6,985,040.24            4.96%
130,000.01  -  140,000.00                 40                5,389,344.80            3.83%
140,000.01  -  150,000.00                 44                6,409,781.96            4.55%
150,000.01  -  160,000.00                 25                3,861,594.82            2.74%
160,000.01  -  170,000.00                 14                2,287,794.00            1.63%
170,000.01  -  180,000.00                 23                3,991,969.45            2.84%
180,000.01  -  190,000.00                 12                2,219,652.33            1.58%
190,000.01  -  200,000.00                 22                4,333,091.16            3.08%
200,000.01  -  210,000.00                  8                1,643,284.29            1.17%
210,000.01  -  220,000.00                  9                1,942,718.64            1.38%
220,000.01  -  230,000.00                  2                  446,200.00            0.32%
                                      ------             ---------------          -------
   Total(1)                            2,262             $140,757,066.53          100.00%
                                      ======             ===============          =======

(1) Percentages do not add to 100% due to rounding.

REMAINING MONTHS TO MATURITY OF INITIAL FIXED RATE GROUP I HOME EQUITY CONTRACTS


                                                                                 % of Group I
                                                                                 Contracts  by
                                     Number of         Aggregate Principal        Outstanding
Months Remaining                     Contracts         Balance Outstanding     Principal Balance
------------------------------      ----------         -------------------     -----------------
     31  -  60                              19              $324,744.56                0.23%
     61  -  90                              10               215,562.77                0.15%
     91  -  120                            138             3,798,261.68                2.70%
    121  -  150                             10               413,510.08                0.29%
    151  -  180                            686            37,046,906.84               26.32%
    181  -  210                              5               216,006.76                0.15%
    211  -  240                            715            42,409,122.43               30.13%
    241  -  270                              4               195,250.00                0.14%
    271  -  300                            315            22,960,657.76               16.31%
    331  -  360                            360            33,177,043.65               23.57%
    -----------                          -----          ---------------              -------
   Total(1)                              2,262          $140,757,066.53              100.00%
                                         =====          ===============              =======

(1) Percentages do not add to 100% due to rounding.



COMBINED LOAN-TO-VALUE RATIO OF INITIAL FIXED RATE GROUP I HOME EQUITY CONTRACTS



                                                                                  % of Group I
                                                                                  Contracts by
                                     Number of          Aggregate Principal        Outstanding
Combined Loan-to-Value Ratio         Contracts          Balance Outstanding     Principal Balance
-------------------------------     ----------          -------------------     -----------------
       0.01%  -  10.00%                      1                $39,000.00              0.03%
      10.01%  -  20.00%                      6                132,221.69              0.09%
      20.01%  -  30.00%                     15                336,911.21              0.24%
      30.01%  -  40.00%                     16                393,225.93              0.28%
      40.01%  -  50.00%                     37              1,324,531.47              0.94%
      50.01%  -  60.00%                     40              1,561,766.32              1.11%
      60.01%  -  70.00%                     84              4,300,503.84              3.06%
      70.01%  -  80.00%                    301             16,536,531.85             11.75%
      80.01%  -  90.00%                    775             49,637,693.47             35.26%
  Greater Than   90.00%                    987             66,494,680.75             47.24%
                                         -----           ---------------            -------
   Total(1)                              2,262           $140,757,066.53            100.00%
                                         =====           ===============            =======

(1) Percentages do not add to 100% due to rounding.

     LIEN POSITION OF INITIAL FIXED RATE GROUP I HOME EQUITY CONTRACTS


                                                                                 % of Group I
                                                                                 Contracts  by
                                   Number of          Aggregate Principal         Outstanding
           Lien                    Contracts          Balance Outstanding      Principal Balance
--------------------------       ------------         -------------------      -----------------
  First                             1,477               $120,169,110.27             85.37%
  Second                              785                 20,587,956.26             14.63%
    Total(1)                        2,262               $140,757,066.53            100.00%
                                    =====               ===============            =======

(1) Percentages do not add to 100% due to rounding.

               INITIAL FIXED RATE GROUP II HOME EQUITY CONTRACTS

            Number of Contracts:                        2,230
            Wgt. Avg. Contract Rate:                  11.179%
            Range of Rates:                  7.550% - 17.700%
            Wgt. Avg. Orig. Maturity:                  255.46
            Wgt. Avg. Rem. Maturity:                   254.93
            Avg. Rem. Princ. Balance:              $63,118.05
            Wgt. Avg. CLTV:                            89.03%


                GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
               INITIAL FIXED RATE GROUP II HOME EQUITY CONTRACTS




                                           % of Group II
                                           Contracts  by                             % of Group II Contracts
                        Number of            Number of        Aggregate Principal         by Outstanding
State                   Contracts            Contracts        Balance Outstanding        Principal Balance
------------------      ---------          --------------     -------------------    -----------------------
CA                         209                9.37%              $20,090,154.67               14.27%
Other*                   2,021               90.63%              120,663,091.11               85.73%
                         -----              -------             ---------------              -------
    Total(1)             2,230              100.00%             $140,753,245.78              100.00%
                         =====              =======             ===============              =======

-------------------
* No one State in this category constitutes more than 5% of the Initial Fixed Rate Home Equity Group II Contracts Outstanding Principal Balance.
(2) Percentages do not add to 100% due to rounding.

YEARS OF ORIGINATION OF INITIAL FIXED RATE GROUP II HOME EQUITY CONTRACTS



                                                                                   % of Group II
                                                                                   Contracts  by
                                       Number of         Aggregate Principal        Outstanding
Year of Origination                    Contracts         Balance Outstanding     Principal Balance
--------------------------             ---------         -------------------     -----------------
  1995                                         1               $11,814.32               0.01%
  1996                                         1                21,750.28               0.02%
  1997                                        34             1,095,449.98               0.78%
  1998                                     2,194           139,624,231.20              99.20%
                                           -----          ---------------             -------
  Total (1)                                2,230          $140,753,245.78             100.00%
                                           =====          ===============             =======

(1) Percentages do not add to 100% due to rounding.

             INITIAL FIXED RATE GROUP II HOME EQUITY CONTRACT RATES

                                                                                  % of Group II
                                                                                  Contracts  by
Range of Group II Contracts          Number of           Aggregate Principal       Outstanding
 by Contract Rates                   Contracts           Balance Outstanding    Principal Balance
-------------------------------      ---------           -------------------    -----------------
      7.001%  -  8.000%                      5               $744,793.98             0.53%
      8.001%  -  9.000%                     63              8,388,868.96             5.96%
      9.001%  -  10.000%                   241             25,409,761.24            18.05%
     10.001%  -  11.000%                   503             45,950,704.34            32.65%
     11.001%  -  12.000%                   374             22,910,288.48            16.28%
     12.001%  -  13.000%                   438             17,950,001.52            12.75%
     13.001%  -  14.000%                   365             12,704,850.46             9.03%
     14.001%  -  15.000%                   158              4,499,336.25             3.20%
     15.001%  -  16.000%                    43              1,161,472.70             0.83%
     16.001%  -  17.000%                    30                865,040.33             0.61%
  Greater Than   17.000%                    10                168,127.52             0.12%
                                         -----           ---------------           -------
   Total (1)                             2,230           $140,753,245.78           100.00%
                                         =====           ===============           =======

(1) Percentages do not add to 100% due to rounding.

   DISTRIBUTION OF INITIAL FIXED RATE GROUP II HOME EQUITY CONTRACT ORIGINAL
                                    AMOUNTS


                                                                                   % of Group II
                                                                                   Contracts  by
Original Contract                      Number of         Aggregate Principal        Outstanding
Amount (in Dollars)                    Contracts         Balance Outstanding     Principal Balance
------------------------------         ---------         -------------------     -----------------
       0.01  -  10,000.00                     38               377,470.90              0.27%
  10,000.01  -  20,000.00                    316             4,899,766.23              3.48%
  20,000.01  -  30,000.00                    328             8,286,542.49              5.89%
  30,000.01  -  40,000.00                    248             8,800,595.14              6.25%
  40,000.01  -  50,000.00                    216             9,723,048.01              6.91%
  50,000.01  -  60,000.00                    216            11,842,892.18              8.41%
  60,000.01  -  70,000.00                    155            10,090,827.31              7.17%
  70,000.01  -  80,000.00                    139            10,448,853.57              7.42%
  80,000.01  -  90,000.00                    117             9,920,077.02              7.05%
  90,000.01  -  100,000.00                    92             8,756,545.86              6.22%
 100,000.01  -  110,000.00                    69             7,291,668.56              5.18%
 110,000.01  -  120,000.00                    53             6,128,109.23              4.35%
 120,000.01  -  130,000.00                    46             5,749,912.09              4.09%
 130,000.01  -  140,000.00                    32             4,304,579.90              3.06%
 140,000.01  -  150,000.00                    25             3,622,313.63              2.57%
 150,000.01  -  160,000.00                    16             2,849,676.60              1.77%
 160,000.01  -  170,000.00                    18             2,975,802.14              2.11%
 170,000.01  -  180,000.00                    13             2,256,083.92              1.60%
 180,000.01  -  190,000.00                     7             1,302,680.00              0.93%
 190,000.01  -  200,000.00                    12             2,348,002.29              1.67%
 200,000.01  -  210,000.00                     7             1,442,550.00              1.02%
 210,000.01  -  220,000.00                    12             2,581,179.40              1.83%
 220,000.01  -  230,000.00                     7             1,583,004.49              1.12%
 230,000.01  -  240,000.00                     8             1,889,409.79              1.34%
 240,000.01  -  250,000.00                     5             1,196,060.56              0.85%
 250,000.01  -  260,000.00                     7             1,787,420.34              1.27%
 260,000.01  -  270,000.00                     4             1,050,321.15              0.75%
 270,000.01  -  280,000.00                     3               824,750.00              0.59%
 280,000.01  -  290,000.00                     5             1,434,299.79              1.02%
 290,000.01  -  300,000.00                     4             1,168,350.00              0.83%
 300,000.01  -  310,000.00                     1               306,850.00              0.22%
 310,000.01  -  320,000.00                     2               628,510.00              0.45%
 320,000.01  -  330,000.00                     3               980,893.19              0.70%
 330,000.01  -  340,000.00                     1               332,000.00              0.24%
 340,000.01  -  350,000.00                     1               343,900.00              0.24%
 350,000.01  -  360,000.00                     1               354,300.00              0.25%
 370,000.01  -  380,000.00                     1               370,500.00              0.26%
 400,000.01  -  410,000.00                     1               405,000.00              0.29%
 450,000.01  -  460,000.00                     1               458,500.00              0.33%
                                           -----          ---------------            -------
   Total(1)                                2,230          $140,753,245.78            100.00%
                                           =====          ===============            =======

(1) Percentages do not add to 100% due to rounding.

    REMAINING MONTHS TO MATURITY OF INITIAL FIXED RATE GROUP II HOME EQUITY
                                   CONTRACTS


                                                                                   % of Group II
                                                                                   Contracts  by
                                      Number of          Aggregate Principal        Outstanding
Months Remaining                      Contracts          Balance Outstanding     Principal Balance
------------------------------        ---------          -------------------     -----------------
     31  -  60                               13               $236,436.71                0.17%
     61  -  90                               10                313,815.05                0.22%
     91  -  120                             132              3,951,581.56                2.81%
    121  -  150                              11                643,259.73                0.46%
    151  -  180                             790             39,309,249.50               27.93%
    181  -  210                               6                150,050.00                0.11%
    211  -  240                             688             44,128,882.73               31.35%
    271  -  300                             264             17,511,194.08               12.44%
    301  -  330                               1                276,600.00                0.20%
    331  -  360                             315             34,232,176.42               24.32%
    -----------                           -----           ---------------              -------
   Total(1)                               2,230           $140,753,245.78              100.00%
                                          =====           ===============              =======

(1) Percentages do not add to 100% due to rounding.



LIEN POSITION OF INITIAL FIXED RATE GROUP II HOME EQUITY CONTRACTS

                                                                                % of Group II
                                                                                Contracts  by
                                   Number of         Aggregate Principal         Outstanding
           Lien                    Contracts         Balance Outstanding      Principal Balance
---------------------------       ----------         -------------------      -----------------
  First                                1,282           $110,697,689.76              78.65%
  Second                                 933             29,695,486.52              21.10%
  Third                                   15                360,069.50               0.26%
                                       -----           ---------------             -------
    Total(1)                           2,230           $140,753,245.78             100.00%
                                       =====           ===============             =======

(1) Percentages do not add to 100% due to rounding.

    COMBINED LOAN-TO-VALUE RATIO OF INITIAL FIXED RATE GROUP II HOME EQUITY
                                   CONTRACTS


                                                                                  % of Group II
                                                                                  Contracts  by
                                     Number of         Aggregate Principal         Outstanding
Combined Loan-to-Value Ratio         Contracts         Balance Outstanding      Principal Balance
-------------------------------      ---------         -------------------      -----------------
       0.00%  -  10.00%                      2               $49,995.51                0.04%
      10.01%  -  20.00%                      7               201,326.00                0.14%
      20.01%  -  30.00%                      8               188,300.00                0.13%
      30.01%  -  40.00%                     20               664,935.89                0.47%
      40.01%  -  50.00%                     31             1,108,894.36                0.79%
      50.01%  -  60.00%                     44             1,898,282.09                1.35%
      60.01%  -  70.00%                     73             3,574,239.66                2.54%
      70.01%  -  80.00%                    265            15,169,892.36               10.78%
      80.01%  -  90.00%                    694            44,213,280.57               31.41%
  Greater Than   90.00%                  1,086            73,684,099.34               52.35%
                                         -----          ---------------              -------
   Total(1)                              2,230          $140,753,245.78              100.00%
                                         =====          ===============              =======

(1) Percentages do not add to 100% due to rounding.

                 INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS


            Number of Contracts:                          935
            Wgt. Avg. Contract Rate:                   9.096%
            Range of Rates:                  6.999% - 12.690%
            Wgt. Avg. Orig. Maturity:                  359.61
            Wgt. Avg. Rem. Maturity:                   358.61
            Avg. Rem. Princ. Balance:             $120,522.27
            Wgt. Avg. LTV:                             88.44%


                GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                 INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS




                                           % of Adjustable                            % of Adjustable
                                          Rate Contracts by                          Rate Contracts by
                         Number of            Number of       Aggregate Principal       Outstanding
State                    Contracts            Contracts       Balance Outstanding    Principal Balance
--------------------     ---------        -----------------   -------------------   -------------------
MD                              83                  8.88%          13,774,932.98             12.22%
CA                              65                  6.95%          11,448,044.38             10.16%
OH                              70                  7.49%           6,142,190.32              5.45%
IL                              51                  5.45%           5,987,705.39              5.31%
NC                              56                  5.99%           5,952,251.69              5.28%
WA                              43                  4.60%           5,932,567.22              5.26%
Other*                         567                 60.64%          63,450,632.76             56.31%
                               ---                -------         --------------            -------
   Total(1)                    935                100.00%         112,688,324.74            100.00%
                               ===                =======         ==============            =======

_______________
* No one State in this category constitutes more than 5% of the Initial Adjustable Rate Home Equity Contracts Outstanding Principal Balance.
(1) Percentages do not add to 100% due to rounding.


     YEARS OF ORIGINATION OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS


                                                                               % of Adjustable Rate
                                                                                   Contracts by
                                       Number of          Aggregate Principal        Outstanding
Year of Origination                    Contracts          Balance Outstanding     Principal Balance
------------------------------         ---------          -------------------   --------------------
  1997                                         1                 $49,910.38              0.04%
  1998                                       934             112,638,414.36             99.96%
                                             ---             --------------            -------
               Total:                        935            $112,688,324.74            100.00%
                                             ===            ===============            =======

  DISTRIBUTION OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACT ORIGINAL AMOUNTS


                                                                 % of Adjustable
                                                                  Rate Contracts
Original                      Number of   Aggregate Principal     by Outstanding
Amount (in Dollars)           Contracts   Balance Outstanding    Principal Balance
-------------------           ---------   -------------------    -----------------
 20,000.01 - 30,000.00             4       $    102,073.39           0.09%
 30,000.01 - 40,000.00            14            508,232.76           0.45%
 40,000.01 - 50,000.00            22          1,016,294.54           0.90%
 50,000.01 - 60,000.00            66          3,649,592.75           3.24%
 60,000.01 - 70,000.00            78          5,019,505.95           4.45%
 70,000.01 - 80,000.00            82          6,172,503.52           5.48%
 80,000.01 - 90,000.00            85          7,172,684.41           6.37%
 90,000.01 - 100,000.00           68          6,499,682.20           5.77%
100,000.01 - 110,000.00           51          5,368,132.04           4.76%
110,000.01 - 120,000.00           80          9,236,918.57           8.20%
120,000.01 - 130,000.00           66          8,260,439.56           7.33%
130,000.01 - 140,000.00           51          6,886,642.64           6.11%
140,000.01 - 150,000.00           38          5,491,425.90           4.87%
150,000.01 - 160,000.00           34          5,287,092.79           4.69%
160,000.01 - 170,000.00           28          4,612,603.07           4.09%
170,000.01 - 180,000.00           30          5,254,517.29           4.66%
180,000.01 - 190,000.00           18          3,337,922.51           2.96%
190,000.01 - 200,000.00           20          3,943,369.12           3.50%
200,000.01 - 210,000.00           10          2,037,423.26           1.81%
210,000.01 - 220,000.00           20          4,299,453.10           3.82%
220,000.01 - 230,000.00           13          2,925,363.15           2.60%
230,000.01 - 240,000.00           11          2,592,834.84           2.30%
240,000.01 - 250,000.00            7          1,714,694.29           1.52%
250,000.01 - 260,000.00            8          2,033,041.14           1.80%
260,000.01 - 270,000.00            5          1,309,528.92           1.16%
270,000.01 - 280,000.00            3            817,156.34           0.73%
280,000.01 - 290,000.00            7          1,994,615.65           1.77%
290,000.01 - 300,000.00            6          1,771,048.29           1.57%
300,000.01 - 310,000.00            2            611,050.00           0.54%
310,000.01 - 320,000.00            1            310,500.00           0.28%
320,000.01 - 330,000.00            1            328,243.35           0.29%
330,000.01 - 340,000.00            2            663,918.60           0.59%
340,000.01 - 350,000.00            2            690,820.80           0.61%
360,000.01 - 370,000.00            1            369,000.00           0.33%
390,000.01 - 400,000.00            1            400,000.00           0.35%
                                 ---       ---------------         -------
              Total(1)           935       $112,688,324.74         100.00%
                                 ===       ===============         =======


(1)  Percentages do not add to 100% due to rounding.

  REMAINING MONTHS TO MATURITY OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS


                                                              % of Adjustable
                                                              Rate Contracts by
                     Number of         Aggregate Principal      Outstanding
Months Remaining     Contracts         Balance Outstanding    Principal Balance
----------------     ---------         -------------------    -----------------
 151 - 180               2             $    179,083.51            0.16%
 211 - 240               1                  101,362.83            0.09%
 331 - 360             932              112,407,878.40           99.75%
                       ---              --------------          ------
       Total           935             $112,688,324.74          100.00%
                       ===             ===============          ======




               INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACT RATES

                                                            % of Adjustable Rate
                                                                 Contracts by
Range of HE Contracts by    Number of    Aggregate Principal      Outstanding
Contract Rates              Contracts    Balance Outstanding  Principal Balance
------------------------    ---------    -------------------  -----------------
    6.001% - 7.000%                 2      $    217,296.02         0.19%
    7.001% - 8.000%               146        22,580,743.58        20.04%
    8.001% - 9.000%               323        41,603,567.86        36.92%
    9.001% - 10.000%              285        30,024,179.80        26.64%
   10.001% - 11.000%              142        14,813,536.38        13.15%
   11.001% - 12.000%               32         3,196,855.32         2.84%
   12.001% - 13.000%                5           252,145.78         0.22%
                                  ---      ---------------       -------
              Total(1)            935      $112,688,324.74       100.00%
                                  ===      ===============       =======

(1) Percentages do not add to 100% due to rounding.




      LOAN-TO-VALUE RATIO OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                   % of Adjustable Rate
                                                                       Contracts by
                                Number of    Aggregate Principal       Outstanding
Combined Loan-to-Value Ratio    Contracts    Balance Outstanding     Principal Balance
----------------------------    ---------    -------------------     -----------------
30.01% - 40.00%                       2           $    351,300.00            0.31%
40.01% - 50.00%                       1                 65,000.00            0.06%
50.01% - 60.00%                       8                871,113.90            0.77%
60.01% - 70.00%                       9                561,433.84            0.50%
70.01% - 80.00%                     171             19,606,645.73           17.40%
80.01% - 90.00%                     466             55,630,672.17           49.37%
Greater Than 120.00%                278             35,602,159.10           31.59%
                                    ---           ---------------          -------
              Total(1)              935           $112,688,324.74          100.00%
                                    ===           ===============          =======

(1) Percentages do not add to 100% due to rounding.

 MONTH OF NEXT RATE ADJUSTMENT OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS


                                                                   % of Adjustable
                                                                    Rate Contracts
                                Number of   Aggregate Principal     by Outstanding
Month of Next Rate Adjustment   Contracts   Balance Outstanding    Principal Balance
-----------------------------   ---------   -------------------    -----------------
1999-02                                2       $    216,900.00          0.19%
1999-03                                1            119,000.00          0.11%
1999-12                                1             49,910.38          0.04%
2000-01                                2            325,315.89          0.29%
2000-02                                4            502,957.46          0.45%
2000-03                                9            789,991.46          0.70%
2000-04                               20          2,340,382.68          2.08%
2000-05                               51          5,989,739.83          5.32%
2000-06                              137         15,411,221.21         13.68%
2000-07                              212         26,848,794.16         23.83%
2000-08                              296         37,556,143.35         33.33%
2000-09                              166         19,129,184.70         16.98%
2000-10                                2            130,100.00          0.12%
2001-02                                1             58,788.69          0.05%
2001-03                                1             78,102.33          0.07%
2001-06                                2            172,334.43          0.15%
2001-07                                2            168,478.92          0.15%
2001-08                               20          2,198,723.25          1.95%
2001-09                                6            602,256.00          0.53%
                                     ---       ---------------        -------
              Total(1)               935       $112,688,324.74        100.00%
                                     ===       ===============        =======

(1)  Percentages do not add to 100% due to rounding


         LIEN POSITION OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                       % of Adjustable Rate
                                                          Contracts by
                   Number of    Aggregate Principal   Outstanding Principal
Lien               Contracts    Balance Outstanding         Balance
----               ---------    -------------------   ---------------------
First                 935           $112,688,324.74         100.00%
                      ---           ---------------         -------
       Total          935           $112,688,324.74         100.00%
                      ===           ===============         =======

DISTRIBUTION OF GROSS MARGIN OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS


                                                            % of Adjustable Rate
                                                                 Contracts by
                          Number of     Aggregate Principal  Outstanding Principal
Gross Margin (%)          Contracts     Balance Outstanding        Balance
----------------          ---------     -------------------  ---------------------
  4.001% - 6.000%            330          $  39,965,588.77          35.47%
  6.001% - 8.000%            566             69,197,453.77          61.41%
  8.001% - 10.000%            32              2,883,441.76           2.56%
 10.001% - 12.000%             7                641,840.44           0.57%
                             ---           ---------------         -------
              Total (1)      935           $112,688,324.74         100.00%
                             ===           ===============         =======

(1)  Percentages do not add to 100% due to rounding





       MAXIMUM LOAN RATE OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS


                                                             % of Adjustable Rate
                                                                 Contracts by
                          Number of    Aggregate Principal     Outstanding Principal
Maximum Loan Rate         Contracts    Balance Outstanding          Balance
-----------------         ---------    -------------------   ------------------------
10.001% -  12.000%             6           $650,782.37               0.58%
12.001% -  14.000%           131         19,548,237.39              17.35%
14.001% -  16.000%           548         66,838,595.91              59.31%
16.001% -  18.000%           235         24,222,673.72              21.50%
18.001% -  20.000%            15          1,428,035.35               1.27%
                             ---       ---------------             -------
              Total (1)      935       $112,688,324.74             100.00%
                             ===       ===============             =======


(1)  Percentages do not add to 100% due to rounding





       MINIMUM LOAN RATE OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                           % of Adjustable Rate
                                                               Contracts by
                         Number of    Aggregate Principal  Outstanding Principal
Minimum Loan Rate        Contracts    Balance Outstanding       Balance
-----------------        ---------    -------------------       -------
 6.001% - 8.000%            151           $23,244,439.60         0.63%
 8.001% - 10.000%           606            71,253,347.66         3.23%
10.001% - 12.000%           174            18,010,391.70         5.98%
12.001% - 14.000%             4               180,145.78         0.16%
                            ---          ---------------       -------
           Total (1)        935          $112,688,324.74       100.00%
                            ===          ===============       =======

(1)  Percentages do not add to 100% due to rounding

                           HOME IMPROVEMENT CONTRACTS

     The Home Improvement Contracts comprising Sub-Pool HI consist of conventional and FHA-insured home improvement contracts and promissory notes. The obligations of the Obligor under each Home Improvement Contract are secured by the related real estate.

     The information concerning the Initial Home Improvement Contracts presented below is based on a pool originated through October 27, 1998. Green Tree intends to acquire and sell Additional Home Improvement Contracts to the Trust on the Closing Date and Subsequent Home Improvement Contracts to the Trust thereafter. Although the characteristics of the final pool of Home Improvement Contracts will differ from the characteristics of the Initial Home Improvement Contracts shown below, Green Tree does not expect that the characteristics of the Additional and Subsequent Home Improvement Contracts sold to the Trust will vary materially from those of the Initial Home Improvement Contracts herein.


                     THE INITIAL HOME IMPROVEMENT CONTRACTS

                  Number of Contracts:                 12,299
                  Wgt. Avg. Contract Rate:            12.935%
                  Range of Rates:            8.000% - 18.750%
                  Wgt. Avg. Orig. Maturity:            197.25
                  Wgt. Avg. Rem. Maturity:             190.94
                  Avg. Rem. Princ. Balance:       $ 13,271.24


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                       INITIAL HOME IMPROVEMENT CONTRACTS


                             % of HI Contracts                       % of HI Contracts
                 Number of     by Number of     Aggregate Principal   by Outstanding
State            Contracts       Contracts      Balance Outstanding  Principal Balance
-----            ---------   -----------------  -------------------  -----------------
CA                1,279           10.40%         $ 31,421,363.37         19.25%
TX                1,638           13.32%           14,589,008.14          8.94%
NY                  519            4.22%           10,846,915.36          6.65%
MI                1,054            8.57%           10,670,169.58          6.54%
Other*            7,809           63.49%         $ 95,695,551.08         58.63%
                 ------          -------         ---------------        -------
     Total(1)    12,299          100.00%         $163,223,007.53        100.00%
                 ======          =======         ===============        =======

* No one State in this category constitutes more than 5% of the HI Outstanding Principal Balance.

(1)  Percentages do not add to 100% due to rounding.


           YEARS OF ORIGINATION OF INITIAL HOME IMPROVEMENT CONTRACTS


                                                                     % of HI Contracts by
                          Number of            Aggregate Principal   Outstanding Principal
Year of Origination       Contracts            Balance Outstanding         Balance
-------------------       ---------            -------------------   ---------------------
    1989                      196                $  1,016,947.73            0.62%
    1990                      731                   3,989,118.44            2.44%
    1996                        4                      70,893.31            0.04%
    1997                    2,528                  17,170,639.29           10.52%
    1998                    8,840                 140,975,408.76           86.37%
                           ------                ---------------          -------
      Total(1)             12,299                $163,223,007.53          100.00%
                           ======                ===============          =======

(1)  Percentages do not add to 100% due to rounding.

       DISTRIBUTION OF ORIGINAL INITIAL HOME IMPROVEMENT CONTRACT AMOUNTS


                                                                 % of HI Contracts
Original HI Contract           Number of   Aggregate Principal      by Outstanding
Amount (in Dollars)            Contracts   Balance Outstanding    Principal Balance
-------------------            ---------   -------------------    -----------------
            0 -  10,000.00       6,143      $ 32,163,835.38             19.71%
    10,000.01 -  20,000.00       3,351        45,472,717.63             27.86%
    20,000.01 -  30,000.00       1,834        44,464,613.89             27.24%
    30,000.01 -  40,000.00         485        16,563,457.19             10.15%
    40,000.01 -  50,000.00         298        13,035,933.11              7.99%
    50,000.01 -  60,000.00         132         7,249,939.26              4.44%
    60,000.01 -  70,000.00          27         1,706,646.35              1.05%
    70,000.01 -  80,000.00          18         1,352,291.66              0.83%
    80,000.01 -  90,000.00           5           426,764.55              0.26%
   100,000.01 - 110,000.00           2           166,175.64              0.10%
   120,000.01 - 130,000.00           2           246,712.25              0.15%
   160,000.01 - 170,000.00           1           161,799.24              0.10%
   210,000.01 - 220,000.00           1           212,121.38              0.13%
                                ------      ---------------            -------
                Total(1)        12,299      $163,223,007.53            100.00%
                                ======      ===============            =======

(1)  Percentages do not add to 100% due to rounding.


                     INITIAL HOME IMPROVEMENT CONTRACT RATES


                                                              % of HI Contracts by
Range of HI Contracts by     Number of   Aggregate Principal  Outstanding Principal
Contract Rates               Contracts   Balance Outstanding        Balance
--------------               ---------   -------------------  ---------------------
 7.001% - 8.000%                  1        $     16,642.53           0.01%
 8.001% - 9.000%                 51           1,626,587.38           1.00%
 9.001% - 10.000%             1,291          21,244,007.77          13.02%
10.001% - 11.000%             1,018          18,193,974.96          11.15%
11.001% - 12.000%             1,205          18,654,692.74          11.43%
12.001% - 13.000%             1,926          24,656,543.72          15.11%
13.001% - 14.000%             2,521          31,291,942.12          19.17%
14.001% - 15.000%             2,482          28,441,614.72          17.43%
15.001% - 16.000%             1,521          14,602,428.25           8.95%
16.001% - 17.000%               221           3,225,973.74           1.98%
Greater than 17.000%             62           1,268,599.60           0.78%
                             ------        ---------------         -------
             Total(1)        12,299        $163,223,007.53         100.00%
                             ======        ===============         =======


(1)  Percentages do not add to 100% due to rounding.

       REMAINING MONTHS TO MATURITY OF INITIAL HOME IMPROVEMENT CONTRACTS


                                                              % of HI Contracts by
                         Number of      Aggregate Principal   Outstanding Principal
Months Remaining        Contracts       Balance Outstanding       Balance
----------------        ---------       -------------------   ---------------------
Less than 30                581              1,542,646.32             0.95%
       31 - 60            2,101             10,400,911.22             6.37%
       61 - 90            1,675             10,932,402.46             6.70%
       91 - 120           2,896             28,716,927.20            17.59%
      121 - 150             216              1,933,101.46             1.18%
      151 - 180           1,798             31,470,919.04            19.28%
      181 - 210              18                332,628.92             0.20%
      211 - 240           1,888             43,917,141.20            26.91%
      241 - 270               2                 38,962.81             0.02%
      271 - 300           1,124             33,937,366.90            20.79%
                         ------           ---------------           -------
          Total(1)       12,299           $163,223,007.53           100.00%
                         ======           ===============           =======

(1) Percentages do not add to 100% due to rounding.